Exhibit 10.5

FORM OF

REGISTRATION RIGHTS AGREEMENT

Dated                     , 2013

between

COMPUWARE CORPORATION

and

COVISINT CORPORATION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is dated as of the     th day of             , 2013 (this “Agreement”), between Compuware Corporation, a Michigan corporation (“Compuware”) and Covisint Corporation, a Michigan corporation (“Covisint,” with each of Compuware and Covisint, a “Party,” and together, the “Parties”).

WHEREAS, Compuware is the beneficial owner of all the issued and outstanding common stock of Covisint;

WHEREAS, the Parties currently contemplate that Covisint will make an initial public offering (“IPO”) of its common stock pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended;

WHEREAS, Compuware and Covisint entered into a Master Separation Agreement as of January 1, 2013 (the “Original Master Separation Agreement”) to help delineate and define the relationship between Compuware and Covisint after the Effective Date, including setting forth certain rights and obligations of Compuware and Covisint following the Effective Date and addressing certain matters relating to the IPO, which Original Master Separation Agreement has been amended and restated by the Parties as of the date hereof (as so amended and restated, and as it may be further amended, supplemented, modified or restated, the “Master Separation Agreement”);

WHEREAS, the Master Separation Agreement calls for the execution of a registration rights agreement to memorialize certain agreements between Compuware and Covisint relating to the Registrable Securities (as defined below); and

WHEREAS, the Parties desire to enter into this Agreement pursuant to which Covisint shall grant to the Holders certain rights to registration of the Registrable Securities, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, for themselves and their respective successors and assigns, hereby covenant and agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings, applicable both to the singular and the plural forms of the terms described. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Master Separation Agreement.

“Affiliated Company” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Blackout Period” has the meaning set forth in Section 2.4.

“Commission” has the meaning set forth in the Recitals to this Agreement.

“Compuware” has the meaning set forth in the preamble to this Agreement.

“Compuware Securities” has the meaning set forth in Section 2.2(b).

“Continuously Effective” with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for transfers of Registrable Securities in accordance with the method of distribution set forth therein for longer than five (5) business days during the period specified in the relevant provision of this Agreement.

“Covisint” has the meaning set forth in the preamble to this Agreement.

“Covisint Capital Stock” means all classes or series of capital stock of Covisint.

“Covisint Notice” has the meaning set forth in Section 2.2(a).

“Covisint Securities” has the meaning set forth in Section 2.2(b).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Effective Date” means the date the registration statement filed pursuant to ARTICLE II hereof is declared effective by the Commission.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Holders” means, collectively, Compuware and its Affiliated Companies (other than Covisint) who from time to time own Registrable Securities, each of such entities separately is sometimes referred to herein as a “Holder.”

“IPO” has the meaning set forth in the Recitals to this Agreement.

“IPO Date” means the date on which the IPO is consummated.

“Master Separation Agreement” has the meaning set forth in the Recitals to this Agreement.

“Maximum Number” when used in connection with an Underwritten Offering, means the maximum number of shares of Covisint Capital Stock (or amount of other Registrable Securities) that the Underwriters’ Representative has informed Covisint may be included as part of such offering without materially and adversely affecting the success or pricing of such offering.

“Original Master Separation Agreement” has the meaning set forth in the Recitals to this Agreement.

“Other Holders” has the meaning set forth in Section 2.2(d).

“Other Securities” has the meaning set forth in Section 2.2(a).

“Party” or “Parties” has the meaning set forth in the preamble of this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means shares of Covisint common stock held by the Holders from time to time; provided, however, that a security shall cease to be a Registrable Security if and when (i) a registration statement with respect to such security becomes effective under the Security Act and such security is disposed of pursuant to such effective registration statement, (ii) such security may be sold without restriction (including volume and manner of sale restrictions) pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such security is otherwise transferred (other than to an Affiliated Company of the Holder), if a new certificate or other evidence of ownership for such security not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer is delivered by Covisint and subsequent disposition of such security does not require registration or qualification of such security under the Securities Act, and Covisint’s outside counsel provides the Holder with an unqualified opinion to such effect, or (iv) such security ceases to be outstanding.

“Registration” has the meaning set forth in Section 2.2(a).

“Registration Expenses” means any and all out-of-pocket expenses incident to performance of or compliance with ARTICLE II, including, without limitation, (i) all Commission registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the Financial Industry Regulatory Authority, Inc., (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with listing (or authorizing for quotation) the Registrable Securities on a securities exchange or automated inter-dealer quotation system pursuant to the requirements hereof, (v) the fees and disbursements of counsel for Covisint and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) the reasonable fees and disbursements of one firm of counsel, other than Covisint’s counsel, selected by the Holders of Registrable Securities being registered, (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (ix) the expenses incurred in connection with making “road show” presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities.

“Registration Rights” means the Rights of the Holders to cause Covisint to register Registrable Securities pursuant to ARTICLE II.

“Registration Statement” has the meaning set forth in the Recitals to this Agreement.

“Request” has the meaning set forth in Section 2.1(a).

“Rule 144” means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” has the meaning set forth in Section 2.6(e).

“Subsidiary” of any Person means a corporation, limited liability company, joint venture, partnership, trust, association or other entity in which such Person: (1) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such entity, (B) the total combined equity interests, or (C) the capital or profits interest, in the case of a partnership; or (2) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Underwritten Offering” means a registration in which securities of Covisint are sold to one or more underwriters for reoffering to the public.

“Underwriters’ Representative” when used in connection with an Underwritten Offering, means the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriters designated as the Underwriters’ Representative by the co-managers.

Section 1.2 Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding Articles, Sections and paragraphs in this Agreement, references to exhibits or schedules shall refer to the corresponding exhibits or schedules in this Agreement, and references to the Parties shall mean the Parties to this Agreement.

ARTICLE II.

REGISTRATION RIGHTS

Section 2.1 Demand Registration.

(a) The Holders shall have the right after the IPO Date to request in writing (a “Request”) (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, including in a Rule 415 Offering, if Covisint is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering) that Covisint register such portion of such Holders’ Registrable Securities as shall be specified in the Request (a “Demand Registration”) by filing with the Commission, as soon as practicable thereafter, but not later than the 45th day (or the 75th day if the applicable registration form is other than Form S-3) after the receipt of such a Request by Covisint, a registration statement (a “Demand Registration Statement”) covering such Registrable Securities, and Covisint shall use commercially reasonable efforts to have such Demand Registration Statement become effective with the Commission concurrently with filing or as soon as practicable thereafter, but in no event later than the 90th day (or the 105th day if the applicable registration form is other than Form S-3) after the receipt of such a Request, and, subject to Section 2.4, to keep such Demand Registration Statement Continuously Effective for a period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the date on which such Demand Registration Statement is declared effective (or for such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement shall have been sold pursuant thereto), including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by Covisint for such Demand Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that such period during which the Demand Registration Statement shall remain Continuously Effective shall, in the case of an Underwritten Offering, and subject to Section 2.4, be extended for such period (if any) as the underwriters shall reasonably require, including to satisfy, in the judgment of counsel to the underwriters, any prospectus delivery requirements imposed by applicable law.

(b) Covisint shall not be obligated to effect more than two (2) Demand Registrations in any calendar year. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, the offer, sale or distribution of Registrable Securities thereunder is prevented by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any Holder and such effect is not thereafter eliminated or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of a failure on the part of any Holder. If Covisint shall have complied with its obligations under ARTICLE II, a right to a Demand Registration pursuant to this Section 2.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been sold to the underwriters or distributed pursuant to the Demand Registration Statement and (y) the date as of which such Demand Registration Statement shall have been effective for an aggregate period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the effectiveness of such Demand Registration Statement.

(c) Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of Covisint, and shall specify the number of Registrable Securities to be registered (which shall be not less than the lesser of (x) five percent (5%) of the total number of Registrable Securities outstanding or (y) the remaining balance of the Registrable Securities then held by the Holders).

(d) Each Holder shall be permitted to withdraw all or, subject to compliance with the parenthetical in Section 2.1(c) above, part of such Holder’s Registrable Securities from a Demand Registration at any time prior to the effective date thereof and each Holder shall have the right to withdraw such Holder’s Request at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Covisint of such Holder’s request to withdraw.

(e) Covisint may not include in a Demand Registration pursuant to this Section 2.1 shares of Covisint Capital Stock for the account of Covisint or any Subsidiary of Covisint, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 2.1(f), include shares of Covisint Capital Stock for the account of any other Person who holds shares of Covisint Capital Stock entitled to be included therein; provided, however, that if the Underwriters’ Representative of any offering described in this Section 2.1 shall have informed Covisint in writing that in its judgment there is a Maximum Number of shares of Covisint Capital Stock that all Holders and any other Persons desiring to participate in such Demand Registration may include in such offering, then Covisint shall include in such Demand Registration: (i) first, the number of securities that such underwriters advise can be so sold without materially and adversely affecting the success or pricing of such offering, allocated pro rata among the Holders, if necessary, on the basis of the number of Registrable Securities required to be included therein by each such Holder, and (ii) second, such additional number of securities that such underwriters advise can be so sold without materially and adversely affecting the success or pricing of such offering, allocated pro rata among any other Person who holds shares of Covisint Capital Stock entitled to be included therein, on the basis of the number of shares of Capital Stock requested to be included in such offering by such other Person.

(f) No Holder may participate in any Underwritten Offering under this Section 2.1 and no other Person shall be permitted to participate in any such offering pursuant to this Section 2.1 unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under this Section 2.1, each participating Holder and Covisint and, except in the case of a Rule 415 Offering hereof, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to Covisint or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

Section 2.2 Piggyback Registration.

(a) In the event that Covisint at any time after the IPO Date proposes to register any Covisint Capital Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Covisint Capital Stock, “Other Securities”) under the Securities Act, either in connection with a primary offering for cash for the account of Covisint, a secondary offering or a combined primary and secondary offering (such registration of Other Securities, a “Registration”), (other than (i) a Registration under Section 2.1(a) hereof, (ii) a Registration pursuant to a Registration Statement on Form S-8 or Form S-4 or similar forms that relate to a transaction subject to Rule 145 under the Securities Act, (iii) any form that does not include substantially the same information, other than information relating to the selling holders or their plan of distribution, as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction, or (vi) a Registration in which the only Covisint Capital Stock being registered is Covisint Capital Stock issuable upon conversion of debt securities which are also being registered) Covisint will each time it intends to effect such a registration, give written notice (a “Covisint Notice”) to all Holders of Registrable Securities at least ten (10) business days prior to the initial filing of a registration statement with the Commission pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders’ right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within seven (7) business days after any such Covisint Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended distribution thereof; provided, however, if (i) the Registrable Securities intended to be disposed of are shares of Covisint common stock and (ii) the applicable registration is intended to effect a primary offering of shares of Covisint common stock for cash for the account of Covisint, such request shall specify only the Registrable Securities intended to be disposed of by such Holder), Covisint will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which Covisint has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of Covisint, in accordance with Covisint’s intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the registration statement filed by Covisint or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement filed by Covisint, if required by the rules, regulations or instructions applicable to the registration form used by Covisint for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any Other Securities and prior to the Effective Date of the registration statement filed in connection with such registration, Covisint shall determine for any reason not to register or to delay such registration of the Other Securities, Covisint shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, Covisint shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith or from Covisint’s obligations with respect to any subsequent registration) and (ii) in the case of a determination to delay such registration, Covisint shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such Other Securities.

(b) Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Registration at any time prior to the effective date thereof and each Holder shall have the right to withdraw such Holder’s request for inclusion, pursuant to this Section 2.2, of its Registrable Securities in any Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Covisint of such Holder’s request to withdraw.

(c) If, in connection with a registration statement pursuant to this Section 2.2, the Underwriters’ Representative of the offering registered thereon shall inform Covisint in writing that in its opinion there is a Maximum Number of shares of Covisint Capital Stock that may be included therein and if such registration statement relates to an offering initiated by Covisint of Covisint Capital Stock being offered for the account of Covisint, Covisint shall include in such registration: (i) first, the number of shares Covisint proposes to offer (“Covisint Securities”), (ii) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as “Compuware Securities”) to the extent necessary to reduce the respective total number of shares of Covisint Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and in the event that such Underwriters’ Representative advises that less than all of such Compuware Securities may be included in such offering, the Holders of Registrable Securities may withdraw their request for registration of their Registrable Securities under this Section 2.2 and not less than 90 days subsequent to the Effective Date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder), and (iii) third, up to the full number of the Other Securities (other than Covisint Securities), if any, in excess of the number of Covisint Securities and Compuware Securities to be sold in such offering to the extent necessary to reduce the respective total number of shares of Covisint Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Covisint Securities) on the basis of the number of securities requested to be included therein by each such holder).

(d) If, in connection with a registration statement pursuant to this Section 2.2, the Underwriters’ Representative of the offering registered thereon shall inform Covisint in writing that in its opinion there is a Maximum Number of shares of Covisint Capital Stock that may be included therein and if such registration statement relates to an offering initiated by any Person other than Covisint (the “Other Holders”), Covisint shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without materially and adversely affecting the success or pricing of such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Holder of Registrable Securities.

(e) No Holder may participate in any Underwritten Offering under this Section 2.2 and no other Person shall be permitted to participate in any such offering pursuant to this Section 2.2 unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under this Section 2.2, each participating Holder and Covisint and each such other Person shall be a party to the underwriting agreement with the underwriters of such offering and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to Covisint or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

(f) The registration rights granted pursuant to the provisions of this Section 2.2 shall be in addition to the registration rights granted pursuant to Section 2.1. No registration of Registrable Securities effected under this Section 2.2 shall relieve Covisint of its obligation to effect a registration of Registrable Securities pursuant to Section 2.1.

Section 2.3 Expenses. Except as provided herein, Covisint shall pay all Registration Expenses in connection with all registrations of Registrable Securities. Notwithstanding the foregoing, each Holder of Registrable Securities and Covisint shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

Section 2.4 Blackout Period. Covisint shall be entitled to elect that a registration statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time (a “Blackout Period”), if Covisint reasonably determines in good faith that the registration and distribution of Registrable Securities (or the use or filing of the Registration Statement or related prospectus) would interfere with any pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate development involving Covisint or any of its Subsidiaries or would require premature disclosure thereof that would be detrimental to Covisint, and Covisint promptly gives the Holders of Registrable Securities written notice of such determination, and if requested by Holders and to the extent such action would not violate applicable law, Covisint will promptly deliver to the Holders a general statement of the reasons for such postponement or restriction on use and to the extent practicable an approximation of the anticipated delay, and promptly gives the Holders of Registrable Securities written notice at the conclusion of such Blackout Period. For the avoidance of doubt, the Parties agree that an election by Covisint that a registration statement for the registration and distribution of Registrable Securities shall not be usable, or shall be delayed, during a Blackout Period shall not act to reduce the period during which such registration statement shall remain effective pursuant to the terms of this ARTICLE II.

Section 2.5 Selection of Underwriters. If any Rule 415 Offering or any offering pursuant to a Demand Registration Statement is an Underwritten Offering, Compuware will select a managing underwriter or underwriters to administer the offering, which managing underwriter shall be reasonably satisfactory to Covisint. Covisint shall have the right to select a managing underwriter or underwriters to administer any Underwritten Offering contemplated by Section 2.2.

Section 2.6 Obligations of Covisint. If and whenever Covisint is required to effect the registration of any Registrable Securities under the Securities Act as provided in this ARTICLE II, Covisint shall as promptly as practicable:

(a) prepare, file and use commercially reasonable efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus (including any issuer free writing prospectus required to be so filed) used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of one hundred eighty (180) days after such registration statement becomes effective; provided, however, that such one hundred eighty (180) day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by Covisint to (y) the date on which Covisint delivers to Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

(c) furnish to Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, any summary prospectus and any issuer free writing prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d) use commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use commercially reasonable efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable

Securities covered by such registration statement; provided, that Covisint shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) (i) use commercially reasonable efforts to furnish to each Holder of Registrable Securities included in such registration (each, a “Selling Holder”) and to any underwriter of such Registrable Securities an opinion of counsel for Covisint addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the Effective Date of the registration statement) and (ii) use commercially reasonable efforts to furnish to each Selling Holder a “cold comfort” letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of Covisint included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements;

(f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus or, prior to such time as a final prospectus is available, an issuer free writing prospectus relating to a registration made pursuant to Section 2.1 or Section 2.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus or, prior to such time as a final prospectus is available, such issuer free writing prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(g) if reasonably requested by the lead or managing underwriters, use commercially reasonable efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of Covisint is then listed;

(h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of Covisint to attend any “road shows” scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by Covisint or such officers in connection with such attendance to be paid by Covisint;

(i) furnish or cause to be furnished for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.1 or Section 2.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

(j) use commercially reasonable efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

Section 2.7 Obligations of Selling Holders. Each Selling Holder agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from Covisint specifying that the prospectus relating to a registration made pursuant to Section 2.1 or Section 2.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event, such Selling Holder will forthwith discontinue disposition of Registrable Securities until such Selling Holder is advised by Covisint that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 2.6(f) hereof, and, if so directed by Covisint, such Selling Holder will deliver to Covisint all copies of the prospectus covering such Registrable Securities then in such Selling Holder’s possession at the time of receipt of such notice.

Section 2.8 Underwriting; Due Diligence.

(a) If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under this ARTICLE II, Covisint shall enter into an underwriting agreement in a form reasonably satisfactory to Covisint with such underwriters for such offering, which agreement will contain such representations and warranties by Covisint and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.9, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 2.6(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Covisint to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.9.

(b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this ARTICLE II, Covisint shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Covisint with its officers and the independent public accountants who have certified the financial statements of Covisint as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that such Holders and the underwriters and their respective counsel and accountants shall use commercially reasonable efforts to coordinate any such investigation of the books and records of Covisint and any such discussions with Covisint’s officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

Section 2.9 Indemnification by Covisint.

(a) In the case of each offering of Registrable Securities made pursuant to this ARTICLE II, Covisint agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by Covisint or alleged untrue statement by Covisint of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Covisint or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by Covisint or alleged omission by Covisint to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities.

(b) The indemnity set forth in Section 2.9(a) above is in addition to any liability that Covisint may otherwise have to each Selling Holder, or other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing.

(c) In the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), the indemnity set forth in Section 2.9(a) does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(d) Notwithstanding Section 2.9(a) above, Covisint shall not be liable to any Person to the extent that any loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to Covisint in writing by or on behalf of any Selling Holder, any other holder of securities whose securities are included in such registration statement or any underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document, or any amendment thereof or supplement thereto.

Section 2.10 Indemnification by the Selling Shareholders.

(a) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 2.9(a) to agree to indemnify and hold harmless to the extent permitted by law, Covisint, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys’ fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Covisint or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such statement or omission shall have been made in reliance on or in conformity with information furnished to Covisint in writing by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document or any amendment thereof or supplement thereto.

(b) The indemnity set forth in Section 2.10(a) above is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to Covisint, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing

(c) In the case of an offering made pursuant to this Agreement with respect to which Covisint has designated the lead or managing underwriters (or Covisint is offering securities directly, without an underwriter), the indemnity set forth in Section 2.10(a) does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Covisint, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

Section 2.11 Indemnification Procedures. Each Party indemnified under Section 2.9(a) or Section 2.10(a) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity contained in Section 2.9(a) or Section 2.10(a) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under Section 2.9(a) or Section 2.10(a) for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under Section 2.9(a) or Section 2.10(a) shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

Section 2.12 Contribution. If an indemnification provided for in Section 2.9(a) or Section 2.10(a) shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (i) as between Covisint and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by Covisint and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of Covisint and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations and (ii) as between Covisint on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of Covisint and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by Covisint and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Covisint and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of Covisint and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Covisint and the Selling Holders or by the underwriters. The relative fault of Covisint on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party’s stock ownership in Covisint. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this Section 2.12 shall be deemed to include, for purposes of this Section 2.12, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Covisint and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.12 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.13 Several Obligations of the Selling Shareholders. The obligation to indemnify or contribute under Section 2.10(a) and Section 2.12 shall be several, and not joint, among the Selling Holders who furnished or failed to furnish the information in a registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of Registrable Securities that resulted in any loss, liability, claim or damages. The liability of each such Selling Holder shall be limited to such Selling Holder’s proportionate amount of the aggregate gross proceeds received by all such Selling Holders from the sale of such Registrable Securities and shall not in any event exceed the gross proceeds received by such Selling Holder from such sale.

Section 2.14 Additional Registrations or Qualifications. Indemnification and contribution similar to that specified in Section 2.9(a), Section 2.10(a) and Section 2.12 (with appropriate modifications) shall be given by Covisint, the Selling Holders and any underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

Section 2.15 Rule 144 and Form S-3. Covisint shall use commercially reasonable efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, Covisint will deliver to such Holder a written statement as to whether it has complied with such requirements. Covisint further agrees to use commercially reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as reasonably practicable after the IPO Date.

Section 2.16 Holdback Agreement.

(a) If so requested by the Underwriters’ Representative in connection with an offering of securities covered by a registration statement filed by Covisint, whether or not Registrable Securities of the Holders are included therein, each Holder shall agree not to effect any sale or distribution of Covisint Capital Stock, including any sale under Rule 144, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings). The Holders shall not be subject to the restrictions set forth in this Section 2.16 for longer than an aggregate of ninety-seven (97) days during any 12-month period.

(b) If so requested by the Underwriters’ Representative in connection with an offering of any Registrable Securities, Covisint shall agree not to effect any sale or distribution of Covisint Capital Stock, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) and shall use commercially reasonable efforts to obtain and enforce similar agreements from any other Persons if requested by the Underwriters’ Representative; provided that Covisint or such Persons shall not be subject to the restrictions set forth in this Section 2.16 for longer than an aggregate of ninety-seven (97) days during any twelve (12) month period.

(c) Notwithstanding anything else in this Section 2.16 to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

ARTICLE III.

MISCELLANEOUS

Section 3.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

Section 3.2 Governing Law and Jurisdiction. This Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely in such State (without giving effect to the conflicts of laws provisions thereof).

Section 3.3 Termination; Amendment. Unless terminated earlier pursuant to the mutual consent of Compuware and Covisint, this Agreement will terminate on the date upon which all Registrable Securities held by Holders have been transferred by them to other Persons.

Section 3.4 Notices. Notices, offers, requests or other communications required or permitted to be given by either Party pursuant to the terms of this Agreement shall be given in writing to the respective Parties to the following addresses:

If to Compuware:

Compuware Corporation

One Campus Martius

Detroit, Michigan

Attention: Office of the General Counsel

Facsimile: (313) 227-7690

Email: Dan.Follis@compuware.com

If to Covisint:

Covisint Corporation

One Campus Martius

Detroit, Michigan

Attention: Office of the Chief Financial Officer

Facsimile: (313) 227-6435

Email: Jim.Prowse@compuware.com

or to such other address or facsimile number as the Party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by facsimile or email, confirmed by first class mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile, email or similar electronic transmission method; one working day after it is sent, if sent by recognized overnight courier; and three days after it is postmarked, if mailed first class mail or certified mail, return receipt requested, with postage prepaid.

Section 3.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 3.6 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by Compuware, Covisint or any Affiliated Company of Compuware or Covisint. Neither Party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other Party, and any such assignment shall be void; provided, however, either Party may assign this Agreement to a successor entity formed solely in connection with such Party’s reincorporation in another jurisdiction or into another business form.

Section 3.7 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 3.8 Failure or Indulgence not Waiver; Remedies Cumulative. No failure or delay on the part of either Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 3.9 Authority. Each of the Parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 3.10 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, without the necessity of proving irreparable damage or posting a bond, in addition to any other remedy at law or equity.

Section 3.11 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

Section 3.12 Interpretation. The headings contained in this Agreement and in any Exhibit or Schedule hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement.

Section 3.13 Conflicting Agreements. In the event of conflict between this Agreement and any other agreement executed on or prior to the Effective Date in connection with the subject matter hereof, the provisions of this Agreement shall prevail.

Section 3.14 Third Party Beneficiaries. Except as provided in Section 2.9, none of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any Person. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any liability (or otherwise) against either Party hereto.

[Signature Page to Follow]

WHEREFORE, the Parties have signed this Registration Rights Agreement by their duly authorized representatives effective as of the date first set forth above.

COMPUWARE CORPORATION

By:
Name:
Title:

COVISINT CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]